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                                                                   EXHIBIT 10.23



                               AMENDMENT AGREEMENT

         This Agreement is made and entered into as of the 4th day of May, 1999, by and among CareerBuilder, Inc., a Delaware corporation (the "Company"), Microsoft Corporation (the "New Investor") and the persons and entities listed on Schedule I hereto (collectively, the "Prior Investors").

                                   WITNESSETH:

         WHEREAS, the Company and the Prior Investors entered into the Third Amended and Restated Registration Rights Agreement dated as of January 26, 1999 (the "Registration Rights Agreement"); and

         WHEREAS, the Company and the Prior Investors desire to amend the Registration Rights Agreement as provided herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. The term "Investor" as defined in the Preamble is hereby amended to include Microsoft Corporation ("Microsoft").

         2. A new definition is hereby added on page 3 as follows:

            ""Microsoft Common Stock" shall mean the shares of Common Stock purchased by Microsoft pursuant to a certain Purchase Agreement dated May __, 1999 by and between Microsoft and the Company, excluding such shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act."

         3. The definition of the term "Registrable Securities" on page 3 is hereby amended and restated in its entirety to read as follows:

            ""Registrable Securities" shall mean the Individuals' Common Stock, the Microsoft Common Stock, the Class A Restricted Stock, the Class B Restricted Stock, the Class C Restricted Stock, the Class D Restricted Stock, the Class E Restricted Stock and the Class F Restricted Stock."

         4. The first sentence of Section 2, "Restrictive Legend," is hereby amended
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and restated in its entirety to read as follows:

            "Each certificate representing Preferred Shares, Conversion Shares or Microsoft Common Stock shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:"

         5. The first sentence of Section 3, "Notice of Proposed Transfer," is hereby amended and restated in its entirety to read as follows:

            "Prior to any proposed transfer of any Preferred Shares, Conversion Shares or Microsoft Common Stock (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer."

         6. The third sentence of Section 3, "Notice of Proposed Transfer," is hereby amended and restated in its entirety to read as follows:

            "Each certificate for Preferred Shares, Conversion Shares or Microsoft Common Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act."

         7. Effect of Modification. In the event of any inconsistency between the provisions of the Registration Rights Agreement and the applicable provisions of this Amendment Agreement, the provisions of this Amendment Agreement shall control in all respects. Otherwise, the Registration Rights Agreement shall remain in full force and effect. Pursuant to Section 13(d) of the Registration Rights Agreement, the agreements contained herein shall become effective and binding upon the Company and each of the Investors when the Company has obtained the signatures of (i) the holders of a majority of the Class B Restricted Stock, (ii) the holders of a majority of the Class C Restricted Stock, (iii) the holders of a majority of the Class D Restricted Stock, (iv) the holders of a majority of the Class E Restricted Stock, (v) the holders of a majority of the Class F Restricted Stock and (vi) the holders of at least two-thirds of the outstanding shares of Registrable Securities.

         8. Successors and Assigns; Governing Law. Subject to the restrictions in the Registration Rights Agreement as amended hereby, this Amendment Agreement shall inure to the benefit of and bind the respective heirs, personal representatives,

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successors and assigns of the parties hereto and shall be governed by and construed in accordance with the laws of the State of Delaware.

         9. Severability; Modifications. Should one or more of the provisions of this Amendment Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall be enforceable. This Amendment Agreement shall not be modified without the prior consent of the Company and (i) the holders of a majority of the Class B Restricted Stock, (ii) the holders of a majority of the Class C Restricted Stock, (iii) the holders of a majority of the Class D Restricted Stock, (iv) the holders of a majority of the Class E Restricted Stock, (v) the holders of a majority of the Class F Restricted Stock and (vi) the holders of at least two-thirds of the outstanding shares of Registrable Securities.

         10. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and such counterparts together shall constitute one instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment
Agreement as of the date set forth below.

         Effective date of this Amendment Agreement: May 4, 1999.

                                           THE COMPANY:

                                           CAREERBUILDER, INC.

      By: /s/ ROBERT J. MCGOVERN
         -----------------------------------
                                            Name:  Robert J. McGovern
                                            Title: President, Chairman of the
                                                   Board and Chief Executive
                                                   Officer

                                           NEW INVESTOR:

                                           MICROSOFT CORPORATION

      By: /s/ ROBERT A. ESHELMAN
         -----------------------------------
                                            Name:  Robert A. Eshelman
                                            Title: Assistant Secretary

                                           PRIOR INVESTORS:

                                           21st CENTURY INTERNET
                                           FUND, L.P.

      By: /s/ JOHN NEIL WEINTRAUT
         -----------------------------------
                                            Name: John Neil Weintraut
                                            Title:

                                           THOMSON U.S. INC.

      By: /s/ JAMES R. SCHNURR
         -----------------------------------
                                            Name: James R. Schnurr


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                                           Title: Vice President


                                  NEW ENTERPRISE ASSOCIATES VI,
                                        LIMITED PARTNERSHIP

                                  By:      NEA PARTNERS VI, LIMITED
                                                 PARTNERSHIP

By:  /s/ PETER J. BARRIS
    -----------------------------------
                                           Name:  Peter J. Barris
                                           Title: General Partner

                                  NEA PRESIDENTS' FUND, L.P.

By:  /s/ PETER J. BARRIS
    -----------------------------------
                                           Name:  Peter J. Barris
                                           Title: General Partner

                                  ADP, INC.

By:  /s/ GARY C. BUTLER
    -----------------------------------
                                           Name:  Gary C. Butler
                                           Title: President and Chief Executive
                                                  Officer

                                  FBR TECHNOLOGY VENTURE
                                  PARTNERS, L.P.

By:  /s/ GENE RIECHERS
    -----------------------------------
                                           Name:  Gene Riechers
                                           Title: Managing Director

                                  FBR eCOMM, L.P.

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By:  /s/ GENE RIECHERS
    -----------------------------------
                                           Name:  Gene Riechers
                                           Title: Managing Director


                                  GE CAPITAL EQUITY
                                  INVESTMENTS, INC.

By:  /s/ JEFFREY COATS
    -----------------------------------
                                           Name:  Jeffrey Coats
                                           Title: Dept. Ops. Mgr.

                                  GENERAL ELECTRIC PENSION
                                  TRUST

By:  /s/ PATRICK J. MCNEELA
    -----------------------------------
                                           Name:
                                           Title:

/s/ JOHN BURTON
------------------------------------
                                 John Burton, individually

/s/ BARRY GOLDSMITH
------------------------------------
                                 Barry Goldsmith, individually

/s/ MARK GRUHIN
------------------------------------
                                 Mark Gruhin, individually

/s/ ROBERT MCGOVERN
------------------------------------
                                 Robert McGovern, individually


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 /s/ DAVID WETMORE
------------------------------------
                                 David Wetmore, individually

 /s/ JAMES WINCHESTER
------------------------------------
                                 James Winchester, individually

 /s/ SUZANNE HOOPER KING
------------------------------------
                                 Suzanne Hooper King, individually

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                                   SCHEDULE I

                                 Prior Investors

21st CENTURY INTERNET FUND, L.P.

THOMSON U.S. INC.

NEW ENTERPRISE ASSOCIATES VI, LIMITED PARTNERSHIP

NEA PRESIDENTS' FUND, L.P.

ADP, INC.

FBR TECHNOLOGY VENTURE PARTNERS, L.P.

FBR eCOMM, L.P.

GE CAPITAL EQUITY INVESTMENTS, INC.

GENERAL ELECTRIC PENSION TRUST

JOHN BURTON

BARRY GOLDSMITH

MARK GRUHIN

ROBERT MCGOVERN

DAVID WETMORE

JAMES WINCHESTER

SUZANNE HOOPER KING